SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                December 4, 2000
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-3939                  73-0311467
 ------------------------   ------------------------     -------------------
 (State of Incorporation)   (Commission File Number)       (IRS Employer
                                                         Identification No.)



                    Kerr-McGee Center
                 Oklahoma City, Oklahoma                       73125
        ----------------------------------------             ----------
        (Address of principal executive offices)             (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)





Item 5.             Other Events
                             On December 4, 2000, Kerr-McGee  Corporation issued
                    a press release announcing that it will host an investor meeting on December 7, 2000, at 2:30 p.m. (EST), to discuss the year's financial and operating highlights and expectations for the future. The meeting will take place at the Hotel Inter-Continental in New York City. Interested parties may listen to the meeting via Kerr-McGee's website at www.kerr-mcgee.com. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.             Financial  Statements,  Pro Forma Financial Information  and
                    Exhibits

                    (c)  Exhibits

                    99.1 Press Release dated December 4, 2000



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KERR-MCGEE CORPORATION


                                           By:    (Deborah A. Kitchens)
                                                  -----------------------------
                                                  Deborah A. Kitchens
                                                  Vice President and Controller

Dated: December 4, 2000






                                  EXHIBIT INDEX


          Exhibit No.                      Description
          -----------              -------------------------------------

             99.1                  Press Release dated December 4, 2000.